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[logo] M F S(R)
INVESTMENT MANAGEMENT
[graphic omitted]


                                  MFS(R) EMERGING MARKETS
                                  DEBT FUND
                                  ANNUAL REPORT o JULY 31, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 33 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 22
Independent Auditors' Report .............................................. 31
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-August, equity indices around the world have shown double-digit declines since December, and bond performance has been decidedly mixed year to date.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at an annualized rate of 5% in the first quarter of 2002 and at just over 1% in the second quarter. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam. As of late summer, we also have some concern that consumer spending could falter and hold back a recovery.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended July 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.3%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short- term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    August 15, 2002

(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended July 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 10.08%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of -5.13%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.98%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended July 31, 2002, Class A shares of the fund provided a total return of 11.70%, Class B shares returned 11.45%, Class C shares 11.43%, and Class I shares 11.76%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -2.68% return over the same period for the fund's benchmark, the J.P. Morgan Emerging Markets Bond Index Global (the EMBI Global), an unmanaged index composed of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Issues include: Brady bonds (restructured bank loans), Eurobonds and other U.S. dollar-denominated bonds. This is the oldest index for that asset class. During the same period, the average emerging markets debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 3.63%.

Q.  HOW WOULD YOU CHARACTERIZE THE EMERGING DEBT MARKET FOR THE PAST SIX MONTHS?

A. Emerging debt markets have been a solid performer relative to other asset classes in 2002, but they have experienced declining returns in recent months owing to a variety of factors:

      1) deteriorating political and economic conditions in Brazil and a number of other Latin American countries;

      2) continued concerns regarding the strength of the global economic recovery; and

      3) a rise in global risk aversion associated with turmoil in the equity and credit markets of developed countries

Q.  HOW DID YOU POSITION THE FUND OVER THE PERIOD?

A. In this challenging environment, the fund has been positioned more defensively. We significantly reduced exposure to Latin America, for example, and increased exposure to investment-grade countries in emerging Europe and Asia. Our focus was on countries with limited financing needs and stable or improving fundamentals.

    Our more defensive strategy has served to help moderate volatility of the fund's returns. One by-product of the fund's increased exposure to more defensive, higher-rated countries was a somewhat lower dividend yield. However, we focused first on total return and secondarily on dividend yield. Protecting principal was a top priority in times like these, and we would not compromise it by chasing higher yielding investments whose creditworthiness we questioned.

    Having positioned the fund defensively in anticipation of difficult fundamental and market conditions may enable us to be ready to take advantage of opportunities in higher yielding, oversold countries when investment conditions and risk-reward profiles improve. As part of this strategy, we have paid particular attention to liquidity considerations (e.g., the ability to enter and exit positions quickly with low transactions costs) in our portfolio decisions. The objective is to maximize our ability to respond to changing credit and market conditions.

    The fund has benefited in particular from its underweight exposure to Latin America relative to its index. Our largest Latin American position was Mexico, which was rated investment grade and which has been a solid performer. Our overweight positions in East Europe have also delivered solid returns. Similarly, our increased exposure in Asia has enhanced diversification in the fund and added positive returns. The portfolio suffered from our underweight position in Venezuela as well as our decision not to invest in Pakistan, Cote d'Ivoire, and Nigeria. We underweighted or avoided these credits due primarily to ongoing concerns regarding political and economic risks.

Q.  WHAT IS YOUR OUTLOOK FOR EMERGING DEBT SECURITIES?

A. Looking ahead, we are sanguine regarding the asset class' prospects despite current difficulties in Latin America. First, notwithstanding the problems in Latin America, fundamentals for the broad asset class continued to improve, as evidenced by the EMBI Global rating upgrade to "BB" (from "BB-") on a country-weighted basis. Second, partly because of these improving fundamentals, along with the evolution of a more stable investor base, the asset class appeared far less susceptible to contagion risk (e.g., the risk of a broad-based sell-off due to problems in one country or region) than it did a few years ago. The asset class ex-Argentina performed quite well in 2001, for example, and experienced similar resilience outside of Latin America in the first half of 2002. As a result, we think funds that successfully avoid deteriorating countries can still obtain positive returns despite the broader index's negative performance.

    Finally, history and our investment experience in the asset class convince us that many of today's underperforming countries have the potential to provide future opportunities for the fund. Given that there is no sustainable alternative to market-friendly policies, we believe that countries have tremendous incentives to implement market reforms in order to correct past imbalances and to lay the foundation for investment and growth. One cannot predict today when such recoveries will occur, but we believe past market behavior suggests that when they do, the rebound in bond prices may be rapid and substantial.

    We suggest that individual investors resist the temptation to "time" the market. Long-term, as well as more recently investors in emerging markets debt historically have been rewarded by their allocations to the asset class. As an asset class, emerging markets debt, as represented by the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+)(1) has delivered superior returns to the Standard & Poor's 500 Index(2) with lower volatility for the most recent 10,5,3, and 1-year periods as of July 31, 2002.(3) The asset class can offer diversification benefits for both stock and bond portfolios. However, investors should always work with their investment professional to determine their financial needs and goals prior to making any decisions.

    We appreciate your continued support and welcome any questions you may have.

    Respectfully,

/s/ Matthew W. Ryan                     /s/ Mark E. Dow

    Matthew W. Ryan                         Mark E. Dow
    Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

Notes to shareholders: Prior to June 1, 2002, MFS Emerging Markets Debt Fund was available only to MFS employees and had limited assets. Between July 1, 1999, and May 31, 2002, some of the fund's fees and expenses were waived or paid for by the adviser; had these fees been in effect, performance would have been lower.

------------
(1) J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged index composed of external-currency denominated debt investments issued by emerging market sovereign and quasi-sovereign entities.

(2) Standard & Poor's 500 Stock Index (The S&P 500) is a commonly used measure of the broad stock market. It is not possible to invest directly in an index.

(3) For the EMBI+ (the oldest total return time series for the asset class), annual average returns through end-July 2002 were 5.73% for the 1-year period vs. -24.74% for the S&P 500; 13.87% for the 3-year period vs. -11.78% for the S&P 500; 6.47% for the 5-year period vs. -0.91% for the S&P 500; 12.26% for the 10-year period vs. 7.94% for the S&P 500.

    Volatility, as measured by daily annualized standard deviation, for the EMBI+ was 11.41% over the same 1-year period vs. 22.14% for the S&P 500; 10.06% for the 3-year period vs. 21.55% for the S&P 500; 15.80% for the 5-year period vs. 20.94% for the S&P 500; and 15.95% for the 10-year period vs. 16.51% for the S&P 500.

    Standard deviation is a statistical measure of the degree to which an individual value in a probability distribution tends to vary from the mean of the distribution. It is widely applied in modern portfolio theory, for example, where the past performance of securities is used to determine the range of possible future performance and a probability is attached to each performance figure. The standard deviation of performance can then be calculated for each security and for the portfolio as a whole. The greater the degree of dispersion, the greater is the risk.

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   PORTFOLIO MANAGERS' PROFILES
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   MATHEW W. RYAN, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)) AND PORTFOLIO MANAGER OF THE EMERGING MARKET DEBT PORTFOLIOS OF OUR OFFSHORE INVESTMENT PRODUCTS AND INSTITUTIONAL ACCOUNTS. BEFORE JOINING THE FIRM IN 1997, MATT WORKED FOR FOUR YEARS AS AN ECONOMIST AT THE INTERNATIONAL MONETARY FUND AND FOR FIVE YEARS AS AN INTERNATIONAL ECONOMIST WITH THE U.S. TREASURY DEPARTMENT. HE WAS NAMED A PORTFOLIO MANAGER OF MFS IN 1998 AND VICE PRESIDENT IN 1999. HE IS A GRADUATE OF WILLIAMS COLLEGE AND EARNED A MASTER'S DEGREE IN INTERNATIONAL ECONOMICS AND FOREIGN POLICY FROM JOHNS HOPKINS UNIVERSITY. MATT ALSO HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   MARK DOW IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF OUR INSTITUTIONAL EMERGING MARKET DEBT PORTFOLIOS. HE HAS BEEN EMPLOYED IN THE INVESTMENT MANAGEMENT AREA OF MFS SINCE 1999. PRIOR TO JOINING MFS, MARK WORKED FOR TWO YEARS AS A SENIOR SOVEREIGN ANALYST AT PUTNAM INVESTMENTS, AND, PRIOR TO THAT, HE WORKED AS AN ECONOMIST AT THE INTERNATIONAL MONETARY FUND. HE WAS NAMED PORTFOLIO MANAGER AND VICE PRESIDENT AT MFS IN 2001. MARK EARNED A BACHELOR OF ARTS DEGREE FROM THE UNIVERSITY OF CALIFORNIA AT BERKELEY AND MASTER AND PH.D. DEGREES FROM THE FLETCHER SCHOOL OF LAW AND DIPLOMACY AT TUFTS UNIVERSITY.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:              THE FUND'S INVESTMENT OBJECTIVE IS TOTAL RETURN (HIGH
                          CURRENT INCOME AND LONG-TERM GROWTH OF CAPITAL).

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  MARCH 17, 1998

  CLASS INCEPTION:        CLASS A  MARCH 17, 1998
                          CLASS B  MAY 31, 2002
                          CLASS C  MAY 31, 2002
                          CLASS I  MARCH 17, 1998

  SIZE:                   $2.49 MILLION NET ASSETS AS OF JULY 31, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 2002. Index information is from April 1, 1998.)

                                              J.P. Morgan Emerging
                   MFS Emerging Markets            Markets Bond
                   Debt Fund - Class A             Index Global
          3/98           $ 9,525                     $10,000
          7/98             9,125                       9,529
          7/99             8,755                       9,071
          7/00            11,807                      11,455
          7/01            13,073                      11,917
          7/02            14,603                      10,757

TOTAL RATES OF RETURN THROUGH JULY 31, 2002

CLASS A
                                                      1 Year   3 Years     Life*
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Cumulative Total Return Excluding Sales Charge       +11.70%   +66.80%   +53.31%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge   +11.70%   +18.59%   +10.27%
--------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge   + 6.39%   +16.69%   + 9.04%
--------------------------------------------------------------------------------

CLASS B
                                                      1 Year   3 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       +11.45%   +66.44%   +52.98%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge   +11.45%   +18.51%   +10.21%
--------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge   + 7.45%   +17.79%   + 9.98%
--------------------------------------------------------------------------------

CLASS C
                                                      1 Year   3 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       +11.43%   +66.41%   +52.95%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charg    +11.43%   +18.50%   +10.21%
--------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge   +10.43%   +18.50%   +10.21%
--------------------------------------------------------------------------------

CLASS I
                                                      1 Year   3 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)            +11.76%   +66.75%   +53.25%
--------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)        +11.76%   +18.58%   +10.25%
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COMPARATIVE INDICES(+)
                                                      1 Year   3 Years     Life*
--------------------------------------------------------------------------------
Average emerging markets debt fund+                  + 3.63%   +10.73%   + 1.79%
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global(+)    - 2.68%   + 8.65%   + 3.55%
--------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 2002. Index information is from April 1, 1998.
  + Source: Lipper Inc.
(+) Source: Bloomberg

NOTE TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B and C share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS ON THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

The portfolio may invest in structured notes and indexed securities, which may be more volatile, less liquid, and more difficult to accurately price than other fixed-income investments. These types of securities have a greater degree of market risk than other types of debt obligations.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JULY 31, 2002

PORTFOLIO STRUCTURE

              Emerging Markets                  90.2%
              Cash                               8.4%
              High Yield Corporates              1.4%

The portfolio is actively managed, and current holdings may be different.

Portfolio structure percentages reflect sensitivity to asset class price changes. Negative exposures have been offset against the expected settlement position.

PORTFOLIO OF INVESTMENTS -- July 31, 2002

Bonds - 87.4%
--------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT
ISSUER                                                              (000 OMITTED)                VALUE
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 87.4%
  Algeria - 2.0%
    Algeria Tranche 3, 2.875s, 2010                                      $     42             $   36,906
    Republic of Algeria, 2.875s, 2006                                          15                 13,538
                                                                                              ----------
                                                                                              $   50,444
--------------------------------------------------------------------------------------------------------
  Brazil - 7.9%
    Federal Republic of Brazil, 8s, 2014                                 $     53             $   27,402
    Federal Republic of Brazil, 8.875s, 2024                                  103                 40,427
    Federal Republic of Brazil, 10.125s, 2027                                 168                 68,880
    Federal Republic of Brazil, 12.25s, 2030                                   52                 23,270
    Federal Republic of Brazil, 11s, 2040                                      82                 35,547
                                                                                              ----------
                                                                                              $  195,526
--------------------------------------------------------------------------------------------------------
  Bulgaria - 5.1%
    National Republic of Bulgaria, 7.5s, 2013##                        EUR     37             $   33,837
    National Republic of Bulgaria, 8.25s, 2015##                         $     63                 62,212
    National Republic of Bulgaria, 2.813s, 2024                                35                 30,450
                                                                                              ----------
                                                                                              $  126,499
--------------------------------------------------------------------------------------------------------
  Colombia - 0.6%
    Republic of Colombia, 10s, 2012                                      $     18             $   14,580
--------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.8%
    Republic of Dominican, 9.5s, 2006##                                  $     19             $   19,855
--------------------------------------------------------------------------------------------------------
  El Salvador - 1.3%
    Republic of El Salvador, 8.25s, 2032##                               $     33             $   31,845
--------------------------------------------------------------------------------------------------------
  Kazakhstan - 2.9%
    Hurricane Hydrocarbons Ltd., 12s, 2006 (Oils)                        $     20             $   19,400
    Kazkommerts Intl BV, 10.125s, 2007 (Banks & Credit Cos.)##                 29                 27,985
    Kaztransoil Co., 8.5s, 2006 (Oil Services)##                               26                 24,960
                                                                                              ----------
                                                                                              $   72,345
--------------------------------------------------------------------------------------------------------
  Malaysia - 4.0%
    Petronas Capital Ltd., 7.875s, 2022 (Oil Services)##                 $    100             $  100,763
--------------------------------------------------------------------------------------------------------
  Mexico - 19.1%
    Azteca Holdings SA, 10.5s, 2003 (Media - Cable)##                    $     31             $   30,535
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)##                         16                 17,200
    Corporacion Durango SA de CV, 13.125s, 2006 (Forest &
      Paper Products)                                                          33                 28,710
    Corporacion Durango SA de CV, 13.75s, 2009 (Forest &
      Paper Products)##                                                         8                  6,800
    Grupo Elektra SA de CV, 12s, 2008 (Utility)                                13                 12,350
    Pemex Project Funding Master Trust, 8.625s, 2022##                         64                 60,800
    Pemex Project Funding Master Trust, 9.125s, 2010                           38                 39,520
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                                     56                 56,560
    TFM SA de CV, 11.75s, 2009 (Telecom - Wireline)                            14                 13,300
    TFM SA de CV, 12.5s, 2012 (Telecom - Wireline)##                           15                 14,475
    United Mexican States, 11.375s, 2016                                        8                  9,648
    United Mexican States, 8.125s, 2019                                        34                 32,045
    United Mexican States, 11.5s, 2026                                         83                101,673
    United Mexican States, 8.3s, 2031                                          41                 37,966
    Vicap SA, 11.375s, 2007 (Containers)                                       15                 13,875
                                                                                              ----------
                                                                                              $  475,457
--------------------------------------------------------------------------------------------------------
  Panama - 2.2%
    Republic of Panama, 9.625s, 2011                                     $     31             $   29,605
    Republic of Panama, 9.375s, 2029                                           25                 25,250
                                                                                              ----------
                                                                                              $   54,855
--------------------------------------------------------------------------------------------------------
  Peru - 0.9%
    Republic of Peru, 4s, 2017                                           $     38             $   22,040
--------------------------------------------------------------------------------------------------------
  Philippines - 3.5%
    Republic of Philippines, 10.625s, 2025                               $     86             $   86,860
--------------------------------------------------------------------------------------------------------
  Poland - 3.5%
    PTC International Finance B.V., 0s to 2002, 10.75s to
      2007 (Telecom - Wireless)                                          $     32             $   31,920
    Republic of Poland, 6s, 2014                                               55                 55,292
                                                                                              ----------
                                                                                              $   87,212
--------------------------------------------------------------------------------------------------------
  Romania - 1.0%
    Republic of Romania, 8.5s, 2012                                    EUR     28             $   25,778
--------------------------------------------------------------------------------------------------------
  Russia - 21.5%
    Government of Russia, 3s, 2006                                       $     60             $   46,800
    Ministry of Finance Russia, 12.75s, 2028##                                124                143,345
    Mobile Telesystems Fin SA, 10.95s, 2004 (Telecom - Wireline)               36                 34,200
    Russian Federation, 3s, 2008                                              178                117,302
    Russian Federation, 3s, 2011                                              140                 77,910
    Russian Federation, 5s, 2030##                                            172                115,058
                                                                                              ----------
                                                                                              $  534,615
--------------------------------------------------------------------------------------------------------
  Singapore - 0.9%
    DBS Capital Funding Corp., 7.657s, 2049 (Banks & Credit Cos.)##      $     20             $   21,436
--------------------------------------------------------------------------------------------------------
  South Africa - 2.0%
    Republic of South Africa, 7.375s, 2012                               $     50             $   49,750
--------------------------------------------------------------------------------------------------------
  South Korea - 2.0%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)##                    $     42             $   49,053
--------------------------------------------------------------------------------------------------------
  Tunisia - 0.9%
    Banque Centrale De Tunisie, 7.375s, 2012                             $     23             $   22,770
--------------------------------------------------------------------------------------------------------
  Turkey - 0.7%
    Republic of Turkey, 11.875s, 2030                                    $     20             $   16,400
--------------------------------------------------------------------------------------------------------
  Ukraine - 3.1%
    Republic of Ukraine, 11s, 2007                                       $     77             $   76,636
--------------------------------------------------------------------------------------------------------
  Venezuela - 0.7%
    Republic of Venezuela, 9.25s, 2027                                   $     30             $   18,150
--------------------------------------------------------------------------------------------------------
  Vietnam - 0.8%
    Socialist Republic of Vietnam, 3.5s, 2028                            $     34             $   19,040
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds (Identified Cost, $2,267,883)                                             $2,171,909
--------------------------------------------------------------------------------------------------------

Call Options Purchased
--------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT
                                                                     OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal Republic of Brazil Bonds/September/59.0625
      (Premiums Paid, $4,187)                                            $  8,374             $      837
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 9.5%
--------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT
ISSUER                                                              (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Export Development Corp. 1.83, due 8/01/02                           $    103             $  103,000
    General Electric Co. 184, due 8/01/02                                      31                 31,000
    UBS Finance, Inc. 1.83, due 8/01/02                                       103                103,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                               $  237,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,509,070)                                               $2,409,746
Put Options Written (0.2)%
--------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT
                                                                     OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal Republic of Brazil Bonds/August/55.75
      (Premiums Received, $3,941)                                        $  9,851             $   (6,095)
--------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 3.3%                                                             82,108
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                           $2,485,759
--------------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JULY 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,509,070)                $2,409,746
  Cash                                                                    5,194
  Receivable for investments sold                                        77,943
  Receivable for fund shares sold                                         4,172
  Interest and dividends receivable                                      56,768
  Other assets                                                            3,941
                                                                     ----------
      Total assets                                                   $2,557,764
                                                                     ----------
Liabilities:
  Distribution payable                                               $   18,956
  Payable for investments purchased                                      39,638
  Payable for fund shares reacquired                                      2,835
  Payable for forward foreign currency exchange contracts
    subject to master netting agreements                                  4,392
  Written option outstanding, at value (premiums received $3,941)         6,095
  Payable to affiliates -
    Management fee                                                           53
    Administrative fee                                                        1
    Distribution and service fee                                              9
  Accrued expenses and other liabilities                                     26
                                                                     ----------
      Total liabilities                                              $   72,005
                                                                     ----------
Net assets                                                           $2,485,759
                                                                     ==========
Net assets consist of:
  Paid-in capital                                                    $2,528,995
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (104,953)
  Accumulated net realized loss on investments and foreign
    currency transactions                                               (25,132)
  Accumulated undistributed net investment income                        86,849
                                                                     ----------
      Total                                                          $2,485,759
                                                                     ==========
Shares of beneficial interest outstanding:
  Class A                                                                33,944
  Class B                                                                17,858
  Class C                                                                 1,899
  Class I                                                               191,167
                                                                     ----------
        Total shares of beneficial interest outstanding                 244,868
                                                                     ==========
Net assets
  Class A                                                            $  344,920
  Class B                                                               181,329
  Class C                                                                19,281
  Class I                                                             1,940,229
                                                                     ----------
        Total net assets                                             $2,485,759
                                                                     ==========
Class A shares:
  Net asset value per share
    (net assets/shares of beneficial interest outstanding)             $10.16
                                                                       ======
  Offering price per share
    (100/94.25 of net asset value per share)                           $10.78
                                                                       ======
Class B shares:
  Net asset value, offering price, and redemption price per share
    (net assets/shares of beneficial interest outstanding)             $10.15
                                                                       ======
Class C shares:
  Net asset value, offering price, and redemption price per share
    (net assets/shares of beneficial interest outstanding)             $10.15
                                                                       ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets/shares of beneficial interest outstanding)             $10.15
                                                                       ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JULY 31, 2002
-------------------------------------------------------------------------------
Net investment income:
    Income -
      Interest                                                       $  183,367
                                                                     ----------
        Total investment income                                      $  183,367
                                                                     ----------
    Expenses -
      Management fee                                                 $   15,254
      Shareholder servicing agent fee                                     1,848
      Distribution and service fee (Class A)                              1,006
      Distribution and service fee (Class B)                                 83
      Distribution and service fee (Class C)                                 19
      Administrative fee                                                    228
      Custodian fee                                                       8,457
      Printing                                                           38,181
      Postage                                                               145
      Auditing fees                                                      38,330
      Legal fees                                                         12,243
      Registration fees                                                  55,212
      Miscellaneous                                                       8,244
                                                                     ----------
        Total expenses                                               $  179,250
      Fees paid indirectly                                               (1,107)
      Reduction of expenses by investment adviser and distributor      (172,793)
                                                                     ----------
        Net expenses                                                 $    5,350
                                                                     ----------
          Net investment income                                      $  178,017
                                                                     ----------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                        $  (16,692)
      Futures transactions                                               (1,458)
      Foreign currency transactions                                       1,255
      Written options transactions                                       16,218
                                                                     ----------
         Net realized loss on investments and foreign currency
           transactions                                              $     (677)
                                                                     ----------
    Change in unrealized depreciation -
      Investments                                                    $ (116,461)
      Written option                                                     (4,156)
      Translation of assets and liabilities in foreign currencies        (4,463)
                                                                     ----------
        Net unrealized loss on investments and foreign currency
          translation                                                $ (125,080)
                                                                     ----------
          Net realized and unrealized loss on investments and
            foreign currency                                         $ (125,757)
                                                                     ----------
            Increase in net assets from operations                   $   52,260
                                                                     ==========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                                        2002                      2001
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $  178,017                $  146,356
  Net realized gain (loss) on investments and foreign currency
    transactions                                                           (677)                   12,072
  Net unrealized loss on investments and foreign currency
    translation                                                        (125,080)                  (27,619)
                                                                     ----------                ----------
    Increase in net assets from operations                           $   52,260                $  130,809
                                                                     ----------                ----------
Distributions declared to shareholders -
  From net investment income (Class A)                               $  (25,221)               $ (152,140)
  From net investment income (Class B)                                     (739)                     --
  From net investment income (Class C)                                     (159)                     --
  From net investment income (Class I)                                 (133,828)                  (21,510)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                                 --                      (7,160)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                 --                      (1,012)
                                                                     ----------                ----------
    Total distributions declared to shareholders                     $ (159,947)               $ (181,822)
                                                                     ----------                ----------
Net increase (decrease) in net assets from fund share
  transactions                                                       $1,522,581                $ (298,765)
                                                                     ----------                ----------
  Total increase (decrease) in net assets                            $1,414,894                $ (349,778)
Net assets:
  At beginning of year                                                1,070,865                 1,420,643
                                                                     ----------                ----------
  At end of year (including accumulated undistributed net
    investment income of $86,849 and $66,319)                        $2,485,759                $1,070,865
                                                                     ==========                ==========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED JULY 31,                               PERIOD ENDED
                                        -------------------------------------------------------------              JULY 31,
                                               2002             2001             2000            1999                1998**
---------------------------------------------------------------------------------------------------------------------------
                                        CLASS A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of year          $10.02           $10.40           $ 8.52          $ 9.58                $10.00
                                             ------           ------           ------          ------                ------
Income from investment operations# -
  Net investment income(S)                   $ 1.04           $ 1.24           $ 1.09          $ 0.81                $ 0.25
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   0.12            (0.28)            1.77           (1.31)                (0.67)
                                             ------           ------           ------          ------                ------
      Total from investment operations       $ 1.16           $ 0.96           $ 2.86          $(0.50)               $(0.42)
                                             ------           ------           ------          ------                ------
Less distributions declared to shareholders -
  From net investment income                 $(1.02)          $(1.28)          $(0.98)         $(0.56)               $ --
  From net realized gain on
    investments and foreign currency
    transactions                               --              (0.06)            --              --                    --
                                             ------           ------           ------          ------                ------
    Total distributions declared to
      shareholders                           $(1.02)          $(1.34)          $(0.98)         $(0.56)               $ --
                                             ------           ------           ------          ------                ------
Net asset value - end of year                $10.16           $10.02           $10.40          $ 8.52                $ 9.58
                                             ======           ======           ======          ======                ======
Total return(+)                               11.70%           10.73%           34.86%          (4.06)%               (4.20)%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                   0.32%            0.09%            0.05%           1.56%                 1.70%+
  Net investment income(S)(S)                  9.78%           12.14%           11.64%          10.09%                 6.65%+
Portfolio turnover                              364%             418%             338%            449%                   68%
Net assets at end of period (000
  Omitted)                                     $345             $236           $1,240          $1,018                  $959

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees.
      In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. Prior to June 1, 2002 the fund paid the investment adviser a fee not greater than 1.65%. MFS has agreed to waive their right to receive the reimbursement fee from July 1, 1999 to May 31, 2002. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)           $ 0.02           $ 0.56           $ 0.65          $ 0.54                $ 0.06
        Ratios (to average net assets):
          Expenses##                            9.93%            6.71%            4.73%           4.88%                 6.89%+
          Net investment income(S)(S)           0.17%            5.52%            6.96%           6.77%                 1.46%+
    ** For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 1998.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## The  fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)(S) As required, effective August 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended July 31, 2002 was to increase net investment income per share and decrease realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------
                                                                          PERIOD ENDED
                                                         ----------------------------------------------
                                                             JULY 31, 2002*             JULY  31, 2002*
-------------------------------------------------------------------------------------------------------
                                                                    CLASS B                     CLASS C
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $11.28                      $11.28
                                                                     ------                      ------
Income from investment operations# -
  Net investment income(S)                                           $ 0.12                      $ 0.13
  Net realized and unrealized gain on investments and
    foreign currency                                                  (1.10)                      (1.11)
                                                                     ------                      ------
      Total from investment operations                               $ 0.98                      $ 0.98
                                                                     ------                      ------
Less distributions declared to shareholders -
  From net investment income                                         $(0.15)                     $(0.15)
  From net realized gain on investments and foreign
    currency transactions                                               --                          --
                                                                     ------                      ------
Total distributions declared to shareholders                         $(0.15)                     $(0.15)
                                                                     ------                      ------
Net asset value - end of period                                      $10.15                      $10.15
                                                                     ======                      ======
Total return                                                          (8.72)%++                   (8.73)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                           2.21%+                      2.21%+
  Net investment income(S)(S)                                          7.65%+                      7.11%+
Portfolio turnover                                                      364%                        364%
Net assets at end of period (000 Omitted)                              $181                         $19

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.40% of average daily net assets. Prior to June 1, 2002 the fund paid the investment adviser a fee not greater than 1.65%. MFS agreed to waive their right to receive the reimbursement fee from July 1, 1999 to May 31, 2002. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income loss(S)(S)                             $(0.03)                     $(0.04)
        Ratios (to average net assets):
          Expenses##                                                  11.52%+                     11.52%+
          Net investment income(S)(S)                                 (1.66)%+                    (2.20)%+
     * For the period from the inception of Class B, and Class C shares, May 31, 2002, through July 31, 2002.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.
(S)(S) As required, effective August 1, 2001 the series has adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended July 31, 2002 was to increase net investment income per share and decrease realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01, $0.01 per share, respectively. In addition, the ratio of net investment income to average net assets decreased by 0.01%, 0.02%, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED JULY 31,                               PERIOD ENDED
                                        -------------------------------------------------------------              JULY 31,
                                               2002             2001             2000            1999                 1998*
---------------------------------------------------------------------------------------------------------------------------
                                            CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of year          $10.01           $10.38           $ 8.52          $ 9.58                $10.00
                                             ------           ------           ------          ------                ------
Income from investment operations# -
  Net investment income(S)                   $ 1.05           $ 1.15           $ 1.13          $ 0.78                $ 0.25
  Net realized and unrealized gain on
    investments and foreign currency           0.12            (0.18)            1.71           (1.28)                (0.67)
                                             ------           ------           ------          ------                ------
      Total from investment operations       $ 1.17           $ 0.97           $ 2.84          $(0.50)               $(0.42)
                                             ------           ------           ------          ------                ------
Less distributions declared to shareholders -
  From net investment income                 $(1.03)          $(1.28)          $(0.98)         $(0.56)               $ --
  From net realized gain on
    investments and foreign currency
    transactions                               --              (0.06)            --              --                    --
                                             ------           ------           ------          ------                ------
    Total distributions declared to
      shareholders                           $(1.03)          $(1.34)          $(0.98)         $(0.56)               $ --
                                             ------           ------           ------          ------                ------
Net asset value - end of year                $10.15           $10.01           $10.38          $ 8.52                $ 9.58
                                             ======           ======           ======          ======                ======
Total return                                  11.76%           10.74%           34.73%          (4.07)%               (4.20)%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                   0.34%            0.09%            0.05%           1.56%                 1.70%+
  Net investment income(S)(S)                  9.62%           11.34%           11.64%          10.15%                 6.92%+
Portfolio turnover                              364%             418%             338%            449%                   68%
Net assets at end of period (000
  Omitted)                                   $1,940             $835             $180             $86                    $1

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees.
      In consideration, the fund pays the investment adviser a fee not greater than 0.40% of average daily net assets. Prior to June 1, 2002 the fund paid the investment adviser a fee not greater than 1.65%. MFS agreed to waive their right to receive the reimbursement fee from July 1, 1999 to May 31, 2002. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income (loss)(S)(S)    $ 0.03           $ 0.52           $ 0.71          $ 0.55                $ 0.07
        Ratios (to average net assets):
          Expenses##                            9.65%            6.36%            4.38%           4.53%                 6.54%+
          Net investment income(S)(S)           0.31%            5.07%            7.31%           7.18%                 2.08%+
     * For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 1998.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.
(S)(S) As required, effective August 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended July 31, 2002 was to increase net investment income per share and decrease realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Markets Debt Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, and options contacts, listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended July 31, 2002 and July 31, 2001 was as follows:

                                                JULY 31, 2002    JULY 31, 2001
------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                    $159,947         $181,822
  Long-term capital gain                                 --               --
                                                     --------         --------
                                                     $159,947         $181,822
  Tax return of capital                              $   --           $   --
                                                     --------         --------
Total distributions declared                         $159,947         $181,822
                                                     ========         ========

During the year ended July 31, 2002, accumulated undistributed net investment income increased by $2,460 and accumulated net realized loss on investments and foreign currency transactions increased by $2,460 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of July 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                    $ 85,905
          Undistributed long-term capital gain               21,328
          Capital loss carryforward                            --
          Unrealized loss                                  (147,021)
          Other temporary differences                        (3,448)

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. Prior to May 31, 2002, the management fee was computed daily and paid monthly at an annual rate of 0.85% of the fund's average daily net assets and the investment adviser had voluntarily agreed to waive this fee, which is shown as a reduction of the total expenses on the Statement of Operations.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. Prior to June 1, 2002 the expense reimbursement fee was 1.65%. MFS has agreed to waive their right to receive the reimbursement fee of $23,108, prior to June 1, 2002. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At July 31, 2002, aggregate unreimbursed expenses amounted to $239,456. This voluntary reduction in the management fee effective July 31, 2002 may be rescinded by MFS only with the approval of the fund's Board of Trustees.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $706 for the year ended July 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. The fund's distributor, MFS Distributors, Inc. has contractually agreed to waive the 0.10% Class A distribution fee.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. Fees incurred under the distribution plan during the year ended July 31, 2002 were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class C shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended July 31, 2002, were $2, $0, and $2 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $7,303,902 and $6,025,260, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $2,555,530
                                                                ----------
Gross unrealized depreciation                                   $ (200,435)
Gross unrealized appreciation                                       54,651
                                                                ----------
    Net unrealized depreciation                                 $ (145,784)
                                                                ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                               YEAR ENDED JULY 31, 2002         YEAR ENDED JULY 31, 2001
                                            ---------------------------      ---------------------------
                                               SHARES            AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                    35,446       $   377,640          1,039       $    10,000
Shares issued to shareholders in
  reinvestment of distributions                 2,239            22,885         17,680           159,293
Shares reacquired                             (27,298)         (291,512)      (114,487)       (1,100,005)
                                             --------        ----------      ---------       -----------
    Net increase (decrease)                    10,387       $   109,013        (95,768)      $  (930,712)
                                             ========       ===========      =========       ===========

Class B shares
                                            PERIOD ENDED JULY 31, 2002*
                                            ---------------------------
                                               SHARES            AMOUNT
-------------------------------------------------------------------------
Shares sold                                    19,490       $   208,722
Shares issued to shareholders in
  reinvestment of distributions                    10               102
Shares reacquired                              (1,642)          (16,923)
                                             --------        ----------
    Net increase                               17,858       $   191,901
                                             ========       ===========

Class C shares
                                            PERIOD ENDED JULY 31, 2002*
                                            ---------------------------
                                               SHARES            AMOUNT
-------------------------------------------------------------------------
Shares sold                                     1,896       $    20,428
Shares issued to shareholders in
  reinvestment of distributions                     3                33
Shares reacquired                             --               --
                                             --------        ----------
    Net increase                                1,899       $    20,461
                                             ========       ===========

Class I shares
                                               YEAR ENDED JULY 31, 2002         YEAR ENDED JULY 31, 2001
                                            ---------------------------      ---------------------------
                                               SHARES            AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                   193,447       $ 2,123,918         90,895       $   870,419
Shares issued to shareholders in
  reinvestment of distributions                11,351           116,122          2,508            22,570
Shares reacquired                             (97,020)       (1,038,834)       (27,381)         (261,042)
                                             --------        ----------      ---------       -----------
    Net increase                              107,778       $ 1,201,206         66,022       $   631,947
                                             ========       ===========      =========       ===========

* For the period from the inception of Class B, and Class C shares, May 31, 2002, through July 31, 2002.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended July 31, 2002, was $14. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                    NUMBER OF          PREMIUMS
                                                    CONTRACTS          RECEIVED
-------------------------------------------------------------------------------
Outstanding, beginning of period                           1           $ 3,780
Options written                                            2             4,865
Options expired                                           (2)           (4,704)
                                                         ---           -------
Outstanding, end of period                                 1           $ 3,941
                                                         ===           =======

At July 31, 2002, the fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
At July 31, 2002, forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $4,392 with Deutsche Bank.

At July 31, 2002, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Change in Accounting Principle
As required, effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to August 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $65 reduction in cost of securities and a corresponding $65 increase in net unrealized appreciation, based on securities held by the fund on August 1, 2001.

The effect of this change for the year ended July 31, 2002 was to decrease net investment income by $800, decrease net unrealized depreciation by $825, and increase net realized losses by $25. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of
  MFS Emerging Markets Debt Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Debt Fund (the Fund), including the portfolio of investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Debt Fund at July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Boston, Massachusetts
September 6, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.
-------------------------------------------------------------------------------

MFS(R) EMERGING MARKETS DEBT FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust X, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, Executive Vice President and         Adjunct Professor in Entrepreneurship Emeritus;
Director                                                 CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Cambridge
Trustee                                                  Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding              products), Chief Executive Officer (until May
company), Chief Executive Officer; Colonial              2001); Paragon Trade Brands, Inc. (disposable
Insurance Company Ltd., Director and Chairman;           consumer products), Director
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHEN E. CAVAN (born 11/06/53) Secretary and           President (since September 1996)
Clerk
Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustees of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Mark E. Dow+                                             business day from 9 a.m. to 5 p.m. Eastern time.
Matthew W. Ryan+                                         (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
AUDITORS                                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
Ernst & Young LLP                                        touch-tone telephone.

                                                         WORLD WIDE WEB
INVESTOR INFORMATION                                     www.mfs.com
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


+ MFS Investment Management

MFS(R) EMERGING MARKETS DEBT FUND                               ------------
                                                                  PRSRT STD
                                                                U.S. Postage
[logo] M F S(R)                                                     Paid
INVESTMENT MANAGEMENT                                               MFS
                                                                ------------

500 Boylston Street
Boston, MA 02116-3741


(C)2002 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                EMD-2  09/02  1.7M   33/233/333